Certification of Chief Executive Officer
and Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this annual report on Form 10-K for the year ended May 31, 2012 for Excalibur Industries I, Joseph P. Hubert, Chief Executive Officer and Principal Financial Officer of Excalibur Industries, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Excalibur Industries.

Date: July 25, 2012

/s/ JOSEPH P. HUBERT
President, Chief Executive Officer,
Principal Financial Officer